Exhibit 10.42

Investment Cooperation Agreement
for
Project of Development and Production of Photronics
FPD Mask Facility

Party A: Hefei [***] [***] [***]

Party B: Photronics UK, Ltd.

This Agreement, concerning the support of Party B’s investment in (construction of) the Project of Development and Production of Photronics FPD Mask Facility (the “Project”) in Hefei [***] (“[***] Zone”), is made between Party A and Party B through full consultation and agreement.

Project Overview

Name of the project: Project of Development and Production of Photronics FPD facility in Hefei, China

Amount of investment: minimum of [***] million US dollar in total.

Project contents: Photronics will form a subsidiary in Hefei [***]. Photronics will build a G10.5 plus FPD photomask manufacturing facility together with office space, utility area and warehouse and guard shack area. The facility will be approximately [***] square feet.

Party B anticipates, but is not bound by, [***] of approximately USD [***] to [***] per year,which is stated on yearly bases as follows:

The sales revenue capacity in [***] is anticipated to be [***] and tax contribution is anticipated to be [***] from corporate income tax and [***] from net input VAT;

The sales revenue capacity in [***] is anticipated to be [***] and tax contribution is anticipated to be [***] from corporate income tax and [***] from net output VAT;

The sales revenue capacity in [***] is anticipated to be [***] and tax contribution is anticipated to be [***] from corporate income tax and [***] from net output VAT;

The sales revenue capacity in [***] is anticipated to be [***] and tax contribution is anticipated to be [***] from corporate income tax and [***] from net output VAT;

The sales revenue capacity in [***] is anticipated to be [***] and tax contribution is anticipated to be [***] from corporate income tax and [***] from net output VAT.

Project company: Party B shall complete the establishment and registration of project company within [***] months after the Agreement takes effect. The equity structure shall be a wholly foreign-owned entity with the registered capital no less than US [***] provided however that Party B has [***] years to reach such registered capital.

Project Land Site, Environment Protection and Construction

Project Land Site

The project land to be provided is located at the northwest comer of the intersection between [***] and [***] (a map setting forth the description of the land is attached hereto) with the area of around [***] Chinese acre and the term of land is [***]. The final size is subject to the preliminary review opinion on land use scale and will be set forth in the land grant agreement. Further, the same size of the land [***] will be [***] for Party B for a period of [***] years from the date of this Agreement.

Indicators of project planning: construction indicators including floor area ratio, building density, green coverage shall conform to the applicable regulations of Hefei and [***]. Any special requirement shall be submitted to the relevant departments of Hefei for approval.

The project land and ground buildings shall be utilized only for the project approved in written by economic and trade departments of [***], but not for the production and operation of the projects without approval.

Environment Protection

The project land to be provided by Party A will conform to relevant laws and regulations regarding planning and environmental protection of Hefei municipality, the conditions of land shall satisfy the demands of project construction. The contents of the project construction shall conform to relevant laws and regulations of state, province and city and environment protection requirements of [***]. After execution of this. Agreement, Party B will perform a Phase 1 or Phase 2 assessment on the land. Party A will assist Party B with all necessary preparation procedures including but not limited to environmental impact assessment.

Project Construction

Basic infrastructure for project: Party A shall accomplish the work of "[***]" for project land use in accordance with provisions of Document He Gao Guan [2012] No.25, to satisfy the demands for the starting of construction and production and operation of Party B.

Construction Commencement Date: Party A shall assist actively Party B with the [***] and obtaining for the [***] of [***] after the Agreement takes effect. The substantive [***] of the Project shall be started within [***] days after execution of the Granting Contract of the Rights to Use Sate-owned Construction Land (the “Granting Contract”) by Party B as well as the execution of all necessary construction agreements and the receipt by Party B of all required construction permits and governmental approvals. The Agreement shall become automatically null and void if the Party A has identified that the [***] of this project has not been started substantially due to the reason not attributable to the Party A and within the control of Party B and consequently Party B shall return the land unconditionally in accordance with the Granting Contract and pursuant to the relevant laws and regulations; If the project is suspended due to the reason attributable to the Party A, Party A will fully reimburse Party B for all monies paid for the land and expenses and losses incurred by Party B according to laws and regulations.

Project Support Policy

Based on the agreement as to the project economic indicators herein, if Party B meets the conditions of related policies and agreement herein. Party A shall provide supporting policies as follows:

Party A shall assist actively Party B in application for the [***] ("[***]") identity and  the project will enjoy [***] for [***] upon approval.

Party A shall assist Party B in solving the [***] for the [***] of high-level talents and senior management personnel.

Party A shall assist actively Party B in knowing the [***] and expanding [***]

Party A is a national [***] and the dispatching organization for the municipal government and is authorized and empowered to provide Party B with the incentives set forth herein and Party B may enjoy all the newly-introduced policies of the state, province and city under the premise of Party B meeting relevant requirements attached to those pilicies. If any national or local policies change during the term of this Agreement that would prevent Party B from receiving any incentives provided herein, from the perspective of supporting  the Project of Party B, Party A will try its best to provide Party B with an [***] amount of [***] an alternative to what is prohibited as a result of the new policy change.

Where the aforesaid supporting policies are overlapping with each other. Party B may choose to enjoy the policies based on the principle of [***] of [***] and may not enjoy the repeating policies.

Rights and Obligations

Party A’s Rights and Obligations

Party A undertakes to provide full support to Party B with  respect to the[***], [***], [***] and [***], [***] and all other required [***].

Party A shall designate a special contact person to serve Party B’s project, who will contact Party B actively and regularly, coordinate to solve the problems during process of entering of the Project into the Zone and provide good service.

Party B’s Rights and Obligations

Party B is obliged to strive for starting projects at the agreed upon timeline, constructing quickly, and commencing operation soon as agreed herein.

Party B shall appoint an in-charge person of the project who will contact Party A timely and actively, report the process of the construction and contribution status of investment capital, and timely raise problems that need to be solved through negotiation.

Party B shall carry out the construction in accordance with the planning requirements including industry development of High-tech Zone, utilization of land, environment protection and etc. The final layout plan, planning and design of the project shall be subject to relevant approval by authorities of Hefei and [***].

If the registered address of the construction entity is registered outside the [***] Party B shall procure the construction entity to conduct the filing of "Certificate of Tax Administration for Outgoing Operation Activities" with the State Administration of Taxation of the [***] prior to starting construction, and prepay the VAT, city maintenance and construction tax, educational surcharge, withhold and remit individual income tax in accordance with laws of the state tax in competent tax authority of construction place. Party B shall inform the construction entity that tax payment voucher shall be provided when applying for the construction completion inspection and acceptation.

Confidentiality

Both parties shall undertake confidentiality obligations for the trade secrets or other information of the other party known due to the signing or performance of this Agreement. Without consent by both parties, neither party shall disclose to any third party unless for the performance of this Agreement or in accordance with the relevant laws and regulations or to such Party’s consultants and advisors and others whom either Party A or Party B as the case may be feel needs to know but who are bound by confidentiality as set forth herein. Either party who is obliged to disclose the information pursuant to the laws shall inform the other party in advance in order to maintain the consistency of information disclosure.

Dispute Resolution

Both parties shall cooperate sincerely, communicate and negotiate regularly to solve the problems and disputes during cooperation. Where the dispute is complex and hard to solve through negotiation, either party may submit the dispute to the [***] for [***]

Effectiveness of Agreement and Miscellaneous

This agreement shall take effect and become binding upon execution and stamped by the Parties. Party A or Party B may terminate this agreement if Party B has not obtained Land Use Permit within [***] after this agreement come into force. Party B will establish a project company (WFOE), and the project company will continue to implement the rights and obligations agreed upon herein this agreement after its establishment.

This agreement shall be executed in four original copies of equal legal validity, with each of the Parties holding two originals.

(No Content Below)

Party A: Hefei [***]

(Stamp) [***]

Legal Representative or Authorized Representative) (Signature)

Date

Party B: Photronics UK, Ltd. [***]

Legal Representative or Authorized Representative) (Signature)

Date

Supplemental Agreement
to
Investment Cooperation Agreement for Project of
Development and Production of Photronics FPD Mask
Facility

Party A: Hefei [***] Zone
Party B: Photronics UK, Ltd.

Party A and Party B, through amicable negotiation, and based on the “Investment Cooperation Agreement for Project of Development and Production of Photronics FPD Mask Facility”, agreed to reach the following supplementary agreement:
According to the relevant provisions of the [***] Policies of [***] Zone on supporting industry

In [***], the sum of the reward will be [***];

In [***], the sum of the reward will be [***];

In [***], the sum of the reward will be [***];

In [***], the sum of the reward will be [***];

In [***], the sum of the reward will be [***];

The sum of the reward will be [***] on the same ratio if the business is [***] than anticipation; and the sum of the reward will be [***] on the same ratio if the business is [***] than anticipation.

4. Support Enterprise to [***]. Based on the principle of [***], within [***] years after establishment of Party B’s project company, Party A will provide [***] subsidy which equals to [***] of Party’s [***] the [***] subsidy shall be capped at [***]. The subsidy will be provided [***].

5. Reward for [***] of Project Company. (1) Encouraging party B to introduce [***]. Party A will provide [***] per year for a period of [***] years to each of the [***] [***] of the project, quota for such reward for [***] [***] and (2) a Party B’s [***] who has not [***] [***] in Hefei can enjoy the [***], which is [***], to purchase up to [***] meter; Party A will provide up to [***] for company employees with [***] period according to the actual need of party B.

6. [***] subsidy. PHOTRONICS is the largest photo mask manufacturer in the world. As the 1 st manufacturing base for the company in China, it is possible to establish the operation company in Hefei. So, Party A will provide Party B this[***], with the total amount of [***] will be paid within [***] months after signing the Land Granting Contract; [***] paid within [***] after the start of [***], [***] paid within [***] months after the completion of the [***].

Support during [***] phase: for the [***] year since the signing of this agreement, it is the [***] for the project. During this period of time, [***] will provide the [***] ([***]) in [***] for the temporary use of project team, the construction area of which is about [***] and the rental is[***]. Besides, during this period of time, [***] will provide a certain sum of [***] for the team members to [***]. The sum of the subsidy is [***] per [***], and the cap is [***].

If Project company move out of [***] prior to the.committed operation period, Party A will reserve the rights for pursue the claim.

In case any change or adjustment occurs in Party B’s project. Party B shall re-sign Project Investment Agreement and the Supplementary Agreement with Party A.

If any national or local policies change during the term of this Agreement that would prevent Party B from receiving any incentives provided herein, Party A will try to provide Party B with an equivalent amount of incentives.

Without prior consent of the parties, neither party shall disclose the content of this supplementary agreement to any third party except to consultants, advisors and those of Party A or Party B as applicable who have a need to know and will agree to confidentiality similar to the terms set forth herein.

This supplementary agreement serves as an supplementary note to the Project Investment Agreement and shall have the same legal effect as the Investment Agreement. Matters not specified in this agreement shall be performed in accordance with the Investment Agreement. This agreement shall become null and void automatically upon the termination of the Investment Agreement.

This agreement shall take effect upon execution by the Parties. This agreement shall be executed in two original copies of equal legal validity, with each of the Parties holding one original.

(No Content Below)

(No Content on this page)

Party A: [***]

(Stamp)

(Legal Representative or Authorized Representative) (Signature)	[***]

Date

Party B: Photronics UK, Ltd.

(Legal Representative or Authorized Representative) (Signature)

Date